Exhibit 23


          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K/A, Amendment No.1, into the Company's previously filed Registration Statements, Files Nos. 33-24182,
33-24183, 33-51899, 33-28995, 33-37454 and 33-39695.




Cincinnati, Ohio                      ARTHUR ANDERSEN LLP
February  22, 1995